Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	214.34
Total Transaction Valuation	1,400,000.00
Total Offset Amount	0.00
Net Fee	$ 214.34